Convertible Notes	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Convertible notes
16.	Convertible notes

	At 31 December
In USD	2021	2020
Convertible Notes A	29,106,482	—
Convertible Notes B	45,500,000	—

	74,606,482	—

Convertible Notes A
During the year ended 31 December 2021, the Parent Company issued convertible notes, in an aggregate principal amount of USD 27.7 million with a maturity date of 5 September 2022, convertible either into common or preferred shares of the Parent Company upon maturity or immediately prior to a merger or consolidation with a special purpose acquisition company depending on certain criteria detailed in the convertible notes’ agreements. However, in connection with the Parent Company’s proposed business combination with Queen’s Gambit Growth Capital, immediately prior to the consummation of the business combination (as further described in (Note 34) such convertible notes will convert into the right to receive Class A ordinary shares, par value $0.0001 per share of Pivotal Holdings Corp, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of the Parent Company. These notes will convert unless they are repaid together with accrued interest with the prior written consent of “Majority in Interest” comprising of majority holders that are unaffiliated to the Group. The Parent Company intends to use the net proceeds from the issue of the convertible notes for general corporate purposes as well as to finance strategic opportunities which may arise.
The interest rate varies to be (i) a rate of 12% per annum from the date of issuance of each convertible note, until the date on which the aggregate principal amount raised by the Parent Company reaches the predetermined benchmark, and (ii) at any time thereafter, and in respect of all amounts raised by the Parent Company, a rate of 6.5% per annum.
The conversion ratios for these notes would depend on the event leading to their conversion. Unless the Group conducts a Qualified Equity Financing Event, a Corporate Transaction, an IPO or a SPAC Transaction, all of which are defined in the term-sheet, the notes would convert on maturity using a conversion price derived from a prescribed valuation cap on fully diluted capitalisation on conversion date. Since the management considers the SPAC Transaction likely to occur, it has used a conversion price prescribed for such event while calculating the fair value of the embedded derivatives.
During the year, accrued interest charges amounted to USD 1.4 million (2020: Nil) (Note 27).
Convertible Notes B
During the year, certain PIPE investors have
pre-funded
to the Group a portion of USD 45.5 million of the aggregate PIPE subscription raised in connection with the proposed business combination, in a form of convertible notes. The “PIPE” is a fully committed private placement of common shares of the combined company. At the closing of the Group’s business combination with the SPAC, each exchangeable note will be automatically exchanged for shares of the combined company at an exchange price of USD 8.50 per share. Upon the issuance of the exchangeable notes, the amount pre-funded
by each participating investor reduces their remaining respective commitment in the PIPE. These notes doesn’t bear interest.